EXHIBIT 10.13

                      THIRD MODIFICATION OF LOAN AGREEMENT

         THIS MODIFICATION is made as of this 27th day of January, 1997, by and between BULL RUN CORPORATION, a Georgia corporation ("Borrower"), and NATIONSBANK, N.A. (SOUTH), a Georgia banking corporation, successor by merger to Bank South ("Lender").

                               STATEMENT OF FACTS

         Lender and Borrower are parties to that certain Loan Agreement, dated as of March 29, 1995, as amended by the First Modification of Loan Agreement, dated as of January 3, 1996, and the Second Modification of Loan Agreement, dated as of September 24, 1996 (the "Loan Agreement"), pursuant to which Lender has agreed to make one or more loans from time to time to the Borrower in accordance with the terms and conditions thereof. Lender and Borrower desire to modify the Loan Agreement in order to increase the revolving credit loan from $2,000,000 to $3,500,000, and in certain other respects in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement as amended hereby (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

                               STATEMENT OF TERMS

         1. AMENDMENT OF LOAN AGREEMENT. Subject to the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth below, Section 1.01 of the Loan Agreement is hereby amended by deleting from Section 1.01 the term "Revolving Credit Maximum Availability," and by substituting in lieu thereof the following new definition of such term:

                "Revolving Credit Maximum Availability" shall mean $3,500,000 (as such amount may be adjusted from time to time pursuant to this Agreement).


         2. NO OTHER AMENDMENTS. Except for the amendment expressly set forth and referred to in Section 1 above, the Loan Agreement shall remain unchanged and in full force and effect and are hereby in all respects ratified and confirmed. Nothing in this Modification or any of the other Supplemental Credit Documents (as defined below) is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of Lender's security interests in, security titles to or other Liens on any Collateral for the Obligations.

         3. REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Modification, the Borrower does hereby warrant, represent and covenant to Lender that: (a) each representation or warranty of the Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement as amended by this Modification; and (b) each of the Borrower, the Guarantor and the Partnership has the power and is duly authorized to enter into, deliver and perform the Supplemental Credit Documents to which it is a party, and each of the Supplemental Credit Documents is the legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms.


         4. REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS. Upon the effectiveness of this



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Modification, on and after the date hereof each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Credit Documents to "the Loan Agreement," "thereunder," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

         5. REIMBURSEMENT OF COSTS AND EXPENSES. The Borrower hereby agrees to reimburse Lender on demand for all costs (including reasonable attorneys' fees) incurred by Lender in negotiating, documenting and consummating this Modification, the other documents referred to herein, and the transactions contemplated hereby and thereby.

         6. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS MODIFICATION. The effectiveness of this Modification and the amendments provided in Section 1 above are subject to the truth and accuracy in all material respects of the representations and warranties of the Borrower contained in Section 3 above and to the fulfillment of the following additional conditions precedent (all documents described below shall be in form and substance satisfactory to Lender, and the documents described in paragraph (a) below are herein collectively called the Supplemental Credit Documents.):

                (a) Lender shall have received one or more duly executed counterparts of this Modification and the Revolving Credit Note;

                (b) Lender shall have received a duly executed Guarantor Reaffirmation and Consent to Third Modification of Loan Agreement from the Guarantor, a duly executed Partnership Reaffirmation and Consent to Third Modification of Loan Agreement from the Partnership, and a duly executed Purchaser Consent to Third Modification of Loan Agreement from the Purchaser; and

                (c) Lender shall have received a duly executed and completed Federal Reserve Form U-1 relating to the Revolving Credit Loan.

         7. COUNTERPARTS. This Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         8. GOVERNING LAW. This Modification shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.

         IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed and delivered as of the day and year specified at the beginning hereof.

                                    BORROWER:

                                    BULL RUN CORPORATION


                                    By:   /s/ ROBERT S. PRATHER, JR.
                                          Robert S. Prather, Jr., President

                                   LENDER:

                                   NATIONSBANK, N.A. (SOUTH)


                                   By:   /s/ SCOTT E. REED
                                         Scott E. Reed, Senior Vice President